UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2022

Agios Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36014	26-0662915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street, Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 649-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	AGIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Agios Pharmaceuticals, Inc. (the “Company”) expects to hold the 2022 annual meeting of stockholders of the Company (the “2022 Annual Meeting”) on Tuesday, June 21, 2022 to be held virtually via the internet. The virtual attendance instructions of the 2022 Annual Meeting will be set forth in the Company’s proxy statement for the 2022 Annual Meeting, to be electronically filed prior to the 2022 Annual Meeting with the U.S. Securities and Exchange Commission.

The expected date of the 2022 Annual Meeting is more than 30 days following the anniversary of the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for receipt of stockholder proposals for inclusion in the Company’s proxy statement for the 2022 Annual Meeting pursuant to Rule 14a-8 has been set at January 28, 2022. In order for a proposal under Rule 14a-8 to be considered timely, it must be received by the Company on or prior to January 28, 2022 at the Company’s principal executive offices at 88 Sidney Street, Cambridge, Massachusetts 02139 and be directed to the attention of the Corporate Secretary. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement for the 2022 Annual Meeting.

Under the Company’s bylaws, stockholders may also present a proposal or director nomination at the 2022 Annual Meeting, which will not be included in the Company’s proxy statement for the 2022 Annual Meeting, if advance written notice is timely given to the Corporate Secretary of the Company, at the Company’s principal executive offices, in accordance with the Company’s bylaws. As the Company disclosed in its proxy statement for the 2021 Annual Meeting, to be timely, notice by a stockholder of any such proposal or nomination must be provided no later than February 19, 2022, but not before January 20, 2022. The Company’s bylaws specify requirements relating to the content of the notice that stockholders must provide.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: January 14, 2022	By:	/s/ Jacqualyn A. Fouse
Jacqualyn A. Fouse, Ph.D. Chief Executive Officer